Corporate Overview

39th Annual J.P. Morgan Healthcare Conference

January 11-14th 2021

Nasdaq: ANAB

Safe Harbor Statement

This presentation and any accompanying oral presentation contain "forward-looking" statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the timing of the release of data from our clinical trials, including imsidolimab's Phase 2 trials in PPP patients, EGFRi/MEKi patients and ichthyosis patients and ANB030's Phase 1 trial in healthy volunteers; the timing of initiation of imsidolimab's Phase 2 trials in EGFRi /MEKi, ichthyosis, hidradenitis suppurativa and acne and imsidolimab's Phase 3 trial in GPP; the timing of initiation of ANB030's Phase 2 clinical trials in alopecia areata and vitiligo; the timing of presentation of GPP Phase 2 data at a medical conference; the timing of an IND equivalent filing for ANB032; the milestones and success of our GSK collaboration, including timing of milestone and royalty payments; and our projected 2021 cash burn and cash runway. Statements including words such as "plan," "continue," "expect," or "ongoing" and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company's actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company's ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company's ability to fund development activities and achieve development goals, the company's ability to protect intellectual property and other risks and uncertainties described under the heading "Risk Factors" in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation, and the company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information.

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AnaptysBio: Clinical-Stage Novel Antibody R&D Engine

Advancing First-In-Class Immunology Therapeutics to Patients

Wholly-Owned Clinical Catalysts	Multiple imsidolimab Phase 2 readouts anticipated in 2021, in addition to advancement of imsidolimab into Phase 3 GPP registration trial
Dermatology Breadth	8 immuno-dermatology clinical indications under Phase 2/3 development during 2021
Pipeline Expansion	Deep preclinical pipeline focused on first-in-class inflammation and immuno-oncology mechanisms with a goal of advancing 1 new program to IND or equivalent each year
Validated Platform	Rapid antibody R&D engine has advanced 7 internally-generated antibodies to clinical development since 2016
Accelerating Partnership Revenues	Approximately $160MM in partnership revenues to date, additional $75MM in milestones anticipated in upcoming 18 months, anticipate royalties on dostarlimab and Zejula™ (niraparib) starting 2021
Capital Efficient Business Model	Cash and existing partnerships anticipated to extend runway into 2023, ~$410MM in cash (end 2020) with projected 2021 net burn less than $100MM

Wholly-Owned Product Pipeline

8 immuno-dermatology indications under Phase 2/3 development during 2021

Antibody Program	Therapeutic Indication	Discovery	Preclinical	Phase 1	Phase 2	Phase 3
Imsidolimab (ANB019): Anti-IL-36R	Generalized Pustular Psoriasis			Phase 1 Data Presented at EAACI 2018	GALLOP: Phase 2 Data To Be Presented At 2021 Medical Conference, FDA Orphan Drug Designation Received	Phase 3 Initiation Anticipated Mid-2021
	Palmoplantar Pustulosis				POPLAR: Phase 2 Top-Line Data Q1 2021	
	EGFRi-Mediated Skin Toxicity				EMERGE: Interim Topline Phase 2 Data Anticipated End 2021	
	Ichthyosis				INSPIRE: Topline Phase 2 Data Anticipated 2022	
	Hidradenitis Suppurativa				HARP: Phase 2 Initiation Anticipated Q2 2021	
	Acne				ACORN: Phase 2 Initiation Anticipated Q2 2021	
ANB030: Anti-PD-1 Agonist	Alopecia Areata			Phase 1 Top-Line Data Anticipated Mid-2021	Phase 2 Initiation Anticipated in H2 2021	
	Vitiligo				Phase 2 Initiation Anticipated in H2 2021	
ANB032: Anti-BTLA Modulator	Inflammatory Diseases		IND Equivalent Filing Anticipated Q1 2021			

All programs generated internally using AnaptysBio's proprietary antibody platform technology

Partnered Product Pipeline

Anticipate Royalties On Dostarlimab and Zejula™ Starting 2021

Antibody Program	Therapeutic Indication	Development Stage & Anticipated Milestones: Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Commercial Rights
Dostarlimab (GSK4057190): Anti-PD-1 Antagonist	dMMR Endometrial Cancer					US BLA and EU MAA Approval Anticipated H1 2021	gsk
	dMMR Pan-Tumor					BLA Acceptance Anticipated H1 2021	gsk
	Ovarian Cancer				MOONSTONE & OPAL: Ongoing	FIRST: Ongoing	gsk
	NSCLC				PERLA: Ongoing		gsk
Cobolimab (GSK4069889): Anti-TIM-3 Antagonist	NSCLC				COSTAR: Dostarlimab Combination Trial Ongoing		gsk
GSK4074386: Anti-LAG-3 Antagonist	Immuno-Oncology				CITRINO: Dostarlimab Combination Trial Ongoing		gsk
TSR-075: Anti-PD-1/ LAG-3 Bispecific	Immuno-Oncology		IND-Enabling Studies Ongoing				gsk
CC-90006: Anti-PD-1 Agonist	Psoriasis			Ongoing			Bristol-Myers Squibb
Undisclosed	Inflammation		Ongoing				Bristol-Myers Squibb

All programs generated internally using AnaptysBio's proprietary antibody platform technology

Anticipated Wholly-Owned Clinical Catalysts

Program	Clinical Catalyst	Timing
Imsidolimab (ANB019, anti-IL-36R)	GALLOP: GPP Phase 2 Trial	Medical conference presentation anticipated in 2021
	GPP Phase 3 Trial	Initiation anticipated in mid-2021
	POPLAR: PPP Phase 2 Trial	Top-line data anticipated in Q1 2021
	EMERGE: EGFRi/MEKi Mediated Skin Toxicity Phase 2 Trial	Interim top-line data anticipated end 2021
	INSPIRE: Ichthyosis Phase 2 Trial	Top-line data anticipated in 2022
	HARP: Hidradenitis Suppurativa Phase 2 Trial	Initiation anticipated in Q2 2021
	ACORN: Acne Phase 2 Trial	Initiation anticipated in Q2 2021
ANB030 (anti-PD-1 Agonist)	Healthy Volunteer Phase 1 Trial	Top-line data anticipated in mid-2021
	Alopecia Areata Phase 2 Trial	Anticipate initiation in H2 2021
	Vitiligo Phase 2 Trial	Anticipate initiation in H2 2021
ANB032 (anti-BTLA Modulator)	IND Equivalent Filing	Anticipated Q1 2021

AnaptysBio

Wholly-Owned Pipeline: Imsidolimab (ANB019, Anti-IL-36R)

Generalized Pustular Psoriasis
Palmoplantar Pustulosis
EGFRi-Mediated Skin Toxicity
Ichthyosis
Hidradenitis Suppurativa
Acne

IL-36 Dysfunction Mediates Severe Inflammatory Disease

Genetic Association with Generalized Pustular Psoriasis

Normal Individuals

IL-36 cytokine signaling balanced by function IL-36 receptor antagonist

Disease Patients

Uncontrolled signaling due to dysfunctional IL-36 receptor antagonist or elevated IL-36 cytokine levels

Treated Patients

Anti-IL-36R antibody has the potential to dampen disease by blocking the IL-36 receptor


α
β
γ
Functional Receptor Antagonist
IL-36 receptor
Accessory protein
Dysfunctional Receptor Antagonist
Dysfunctional Receptor Antagonist
Ab Blocking Receptor

Balanced Inflammatory Response

Dermatological Inflammatory Diseases

Dampened Inflammatory Response

Generalized Pustular Psoriasis (GPP)

Orphan Disease Associated with IL-36 Receptor Antagonist Mutations

- GPP is a systemic, life-threatening inflammatory disease characterized by widespread pustules
  - Patients have a high fever and elevated levels of serum CRP and inflammatory cytokines (e.g. IL-8)
- Severe GPP patients can die from cardio-pulmonary failure, exhaustion, toxicity and infection
  - No approved therapies for treatment of GPP
- Affects approximately 3,000 patients in the United States
- FDA has granted Orphan Drug Designation to imsidolimab for the treatment of GPP
- Initiated worldwide registry of GPP and PPP patients, named RADIANCE
  - Increase understanding of patient journey and support enrollment of future trials





GALLOP: Imsidolimab Moderate-to-Severe GPP Phase 2 Trial

Trial Design


Treatment Period
Monitoring Period
Screening
Day 1 (Baseline)
Day 113 (16 weeks)
Day 169 (24 weeks)
Imsidolimab 750mg IV Loading Dose + 100mg SC q4w Maintenance Dose
Day 29 Interim Analysis

Patient Population (n=8)	• Moderate-to-severe adult generalized pustular psoriasis patients • Baseline mJDA score ≥7, ≥10% body surface area covered by pustules • No concomitant dermatological condition or infection
Key Endpoints	• Primary: Improvement in modified Japanese Dermatology Association (mJDA) index based upon Clinical Global Impression (CGI) scale at Day 29 and Day 113 with imsidolimab monotherapy • Secondary: change in mJDA, change in body surface area of skin pustules

ClinicalTrials.gov: NCT03619902

GALLOP: GPP Phase 2 Interim Analysis Data

Rapid Onset and Promising Efficacy With Imsidolimab Monotherapy
Anticipate Phase 3 Initiation in Mid-2021

- Rapid and promising efficacy
  - 6 of 8 patients achieved primary endpoint of improvement in the clinical global impression scale (CGI) on Day 29
  - Rapid reduction of skin pustules by 60% on Day 8 and 94% clearance on Day 29
  - 2 patients dropped out of the study before Day 29 and hence were deemed non-responders
- Imsidolimab was generally well-tolerated
  - Most treatment-emergent adverse events were mild to moderate in severity and resolved without sequelae
- Genotypic testing indicated homozygous wild-type IL-36RN, CARD14 and AP1S3 alleles for all 8 patients
  - Suggests imsidolimab is broadly applicable to pustular diseases irrespective of genetic drivers
- Anticipate initiation of registration-enabling Phase 3 trial in mid-2021
  - Received FDA feedback on orphan disease registration plan
  - Anticipate protocol alignment with FDA following complete 16-week data from GALLOP Phase 2 trial

Endpoint	Baseline	Day 8 Relative to Baseline	Day 29 Relative to Baseline
Improvement on Clinical Global Impression (CGI) Scale	N/A	7 of 8 patients	6 of 8 patients
Modified Japanese Dermatology Association Severity Index	9	-29%	-54%
Erythema with Skin Pustules (% body surface area)	24%	-60%	-94%


Day 1


Day 29

Palmoplantar Pustulosis (PPP)

Orphan Disease Associated With Elevated IL-36 Cytokine Levels

- Severe inflammation of hands and feet
  - Significant pain and inability to stand, walk or work
- No approved therapeutic options in this indication
- PPP is an orphan disease that affects approximately 150,000 patients in the United States



POPLAR: Imsidolimab Palmoplantar Pustulosis Phase 2 Trial

Top-Line Data Anticipated Q1 2021


Treatment Period
Monitoring Period
Week 1
Week 16
Week 24
Randomization
n=59
Imsidolimab 200mg SC Loading Dose +
100mg SC q4w Maintenance Dose
Placebo

Patient Population	Adult Moderate-to-Severe Palmoplantar Pustulosis
Key Endpoints Week 16	PPPASI Score Improvement Safety

ClinicalTrials.gov: NCT03633396

New Indication: EGFRi/MEKi-Mediated Skin Toxicity

Translational Data Suggests IL-36 Signaling Drives EGFR/MEK Inhibitor Papulopustular Rash

- Papulopustular rash is the most frequent clinically significant dermatological toxicity associated with EGFR/MEK inhibitor solid tumor treatment
- Majority of patients experience dose-limiting skin toxicity and/or discontinuation of EGFR/MEK inhibitor therapy
- Recent human translational data indicates elevated IL-36 signaling is the key driver for this skin toxicity*
  - Associated with IL-8 release and neutrophilia
- Approximately 60,000 patients are treated annually with EGFR/MEK inhibitors


C

*Satoh et al. *J. Clin Invest.* 2020; 130(3):1417-1430.

EMERGE: Imsidolimab EGFRi/MEKi-Mediated Skin Tox Phase 2 Trial

Interim Top-Line Data Anticipated End 2021



Treatment Period
Monitoring Period
Week 1
Week 16
Week 24
n=45
Randomize 2:1
Imsidolimab 400mg SC Loading Dose + 200mg SC q4w Maintenance Dose
Placebo
Week 8 Interim Analysis

Patient Population	• Adult patients undergoing cancer therapy with oral or injectable EGFRi or MEKi for at least 12 weeks • At least Grade 2 acneiform inflammatory lesions at baseline

Key Endpoints	• Primary: Change from baseline in inflammatory lesions count at week 8 • Secondary: change on toxicity grading scale, time to first response, EGFR/MEKi dose reduction due to skin tox, safety

New Indication: Ichthyosis

Orphan Disease Associated With Excess IL-36 Signaling

- Ichthyosis is a rare, orphan dermatological indication with high medical unmet need
- Patients suffer from dry, scaly skin, often leading to itch and painful cracking
- Translational studies have demonstrated high IL-36 cytokine expression levels in patient skin biopsies
- Approximately 6,000 adults diagnosed with moderate-to-severe ichthyosis in the United States



INSPIRE: Imsidolimab Ichthyosis Phase 2 Trial

Interim Top-Line Data Anticipated in 2022


Treatment Period
Open-Label Period
Week 1
Week 16
Week 24
n=30
Randomize 2:1
Imsidolimab 400mg SC Loading Dose +
200mg SC q4w Maintenance Dose
Placebo
All Patients Receive
200mg SC q4w
Maintenance Dose
Week 8
Interim
Analysis

Patient Population	• Patients diagnosed with certain IL-36-associated ichthyosis subtypes with at least moderate severity at baseline based upon ichthyosis area severity index (IASI)
Key Endpoints	• Primary: Change in IASI from baseline • Secondary: IASI responder analyses, safety

New Indication: Hidradenitis Suppurativa

IL-36 Cytokine Over-Expression Observed in Patient Skin Biopsies

- Hidradenitis suppurativa (HS) is a chronic inflammatory skin disease
  - Painful nodules present in intertriginous areas that progress to abscesses, sinus tracks and scarring
- Current treatment options, including antibiotics, corticosteroids and anti-TNF therapy, have variable efficacy in moderate-to-severe patients, which often progress to surgery
- Patient skin biopsy analyses have reported elevated IL-36 cytokine expression
- Affects approximately 150,000 adults in the United States
- Anticipate initiating imsidolimab Phase 2 trial (HARP) in Q2 2021



New Indication: Moderate-to-Severe Acne

Large Market Opportunity Associated with IL-36 Signaling

- Acne is the most common skin disorder in the United States, with approximately 7 million patients diagnosed with moderate-to-severe disease
- Believed to be driven by immune response to *P. acnes*, resulting in IL-36 cytokine activity and subsequent neutrophil infiltration of the skin
- Current therapies including isotretinoin and antibiotics, which have potential significant side effects
- Anticipate initiating imsidolimab Phase 2 trial (ACORN) in Q2 2021





AnaptysBio

Wholly-Owned Pipeline:
Anti-PD-1 Agonist (ANB030)
Anti-BTLA Modulator (ANB032)

Inflammatory Diseases

Anti-Inflammatory Checkpoint Receptor Antibodies

Novel Therapeutic Class Validated By Human Genetics

Anti-inflammatory checkpoint receptor antibodies have unique binding properties that are challenging to generate using traditional antibody technologies

AnaptysBio's technology platform has successfully discovered a portfolio of anti-inflammatory checkpoint receptor antibodies, which are advancing to clinical trials



Can treat inflammatory disorders
Modulate checkpoint receptor function
Anti-inflammatory checkpoint receptor antibodies
Immune Cells (e.g., T, B, dendritic)
Checkpoint Receptor (e.g. PD-1, BTLA)
Inhibit checkpoint receptor function
Checkpoint antagonist antibodies (for immuno-oncology indications)
or
Genetic mutations in checkpoint receptor pathways
Can lead to inflammatory disorders

ANB030: PD-1 Agonist Antibody

Novel Anti-Inflammatory Mechanism Applicable to T-Cell Driven Inflammatory Conditions

- PD-1 is a key inhibitory immune checkpoint receptor responsible for down-regulating T-cell mediated immune responses
- Insufficient PD-1 activity is associated with human inflammatory diseases
  - Genetic mutations in the PD-1 pathway can increase susceptibility to various inflammatory conditions*
- We hypothesize that augmenting PD-1 signaling through ANB030 treatment has the potential to suppress T-cell driven human inflammatory diseases
  - Designed to down-regulate autoreactive T cells by mimicking the function of PD-L1
- Preclinical translational data presented in March 2020
- Healthy volunteer Phase 1 trial data anticipated in mid-2021
- Anticipate initiation of Phase 2 trials for alopecia areata and vitiligo in H2 2021



Activated T Cell
Antigen Presenting Cell
Healthy Individuals
Antigen
TCR
MHC
Negative Signal
PD-1
PD-L1
Inflammatory Disease Patients
Insufficient Signal
PD-1
Low PD-L1
Anticipated ANB030 Effect
Negative Signal
ANB030

* Okazaki and Honjo. Intern Immunol. 2007

ANB032: BTLA Modulator Antibody

Emerging Lymphoid and Myeloid Immune Control Mechanism Broadly Applicable to Inflammatory Disease

- BTLA is an inhibitory checkpoint receptor responsible for regulating activation of lymphoid (T and B) cells and myeloid (dendritic) cells
- Genetic defects in the BTLA pathway are associated with enhanced susceptibility to inflammatory diseases*
- ANB032 is an anti-inflammatory antibody targeting the BTLA pathway
  - Anticipate ANB032 may be broadly applicable to inflammatory disease due to breadth of BTLA expression across immune cell types
  - ANB032 has demonstrated robust *in vivo* efficacy in animal models of GVHD
- ANB032 IND equivalent filing anticipated in Q1 2021


LIGHT
ANB032
HVEM
BTLA
Pro-inflammatory
immune cell activation

We believe treatment with ANB032 stabilizes the interaction between BTLA and HVEM, which silences pro-inflammatory signaling mediated by HVEM binding to LIGHT

* Lin et al. J Biomed Sci. 2006

AnaptysBio

Wholly-Owned Pipeline: Etokimab (ANB020, Anti-IL-33)

Chronic Rhinosinusitis with Nasal Polyps

ECLIPSE: Etokimab CRSwNP Phase 2 Trial

Discontinue further development of etokimab



Treatment Period
Monitoring Period
Week 0
Week 16
Week 24
Randomization
n=105
Etokimab 300mg SC Loading Dose +
150mg SC q4w Maintenance Dose + MFNS
Etokimab 300mg SC Loading Dose +
150mg SC q8w Maintenance Dose + MFNS
Placebo + MFNS
Week 8
Interim
Analysis
MFNS = mometasone furoate nasal spray

Patient Population	Adult Chronic Rhinosinusitis with Nasal Polyps Baseline NPS≥4 and SNOT-22>16
Key Endpoints	Primary: change in NPS and SNOT-22 relative to baseline at week 16 Secondary: FEV1, ACQ and blood eosinophil in asthma subsets

ClinicalTrials.gov: NCT03614923

ECLIPSE: Etokimab CRSwNP Phase 2 Trial

Discontinue further development of etokimab

- Etokimab q4w and q8w treatment arms failed to achieve NPS and SNOT-22 statistical significance over placebo at the Week 16 final analysis
  - Both arms demonstrated statistical significance over baseline
- Secondary analyses demonstrated NPS improvement in both asthma and non-asthma comorbid patients versus placebo in each etokimab-dosed arm, while ACQ-5 scores were improved in the asthmatic subset
- Blood eosinophil reduction achieved statistical significance over baseline in both etokimab treatment arms
- Etokimab was generally well-tolerated and demonstrated an acceptable safety profile
- AnaptysBio has discontinued development of etokimab following this ECLIPSE trial

Endpoint	Parameter	Etokimab q4w (n=35)	Etokimab q8w (n=35)	Placebo (n=35)
NPS	Baseline	5.4	5.2	5.7
	Week 16	-16%	-17%	-9%
	p-value vs placebo	0.2364	0.2024	N/A
	p-value vs baseline	0.0002	0.0001	0.0336
SNOT-22	Baseline	51.4	53.9	56.9
	Week 16	-45%	-34%	-29%
	p-value vs placebo	0.1330	0.6464	N/A
	p-value vs baseline	<0.0001	<0.0001	<0.001
Blood Eosinophils (cells/microliter)	Baseline	440	350	430
	Week 16	-36%	-37%	-2%
	p-value vs baseline	<0.001	<0.001	0.6944

AnaptysBio

Partnered Pipeline:
GSK Immuno-Oncology Collaboration

Dostarlimab (GSK4057190, anti-PD-1 Antagonist)
Cobolimab (GSK4069889, anti-TIM-3 Antagonist)
TSR-033 (GSK4074386, anti-LAG-3 Antagonist)

GSK Immuno-Oncology Collaboration

Dostarlimab US and EU Approval Anticipated in H1 2021
Anticipate Royalties From Sales of Dostarlimab and Zejula™ in 2021

Indication	Phase 2	Phase 3
dMMR Endometrial	*BLA and MAA Accepted US and EU Approval Anticipated H1 2021*	GARNET (n=125) RUBY (n=470)
dMMR Pan-Tumor	*BLA Acceptance Anticipated H1 2021*	GARNET (n=125)
Colorectal		GARNET (n=48)
Ovarian	MOONSTONE (n=150) OPAL (n=41)	FIRST (n=912)
NSCLC	JASPER (n=142) PERLA (n=240) COSTAR (n=250)	
Cervical	ATOMICC (n=132)* STAR (n=66)*	
Liver	n=42*	
Rectal	n=30*	
Melanoma	n=56*	
Sarcoma, Clear Cell	n=16*	
HNSCC	n=23*	
All-Comer/ Undisclosed	AMBER (n=873) CITRINO (n=200)	

* Investigator sponsored trial
dMMR = mismatch repair deficient

Key Financial Terms

- $1.1B in aggregate milestone payments
- 8-25% royalty upon global dostarlimab net sales
- 1% royalty on GSK's net global sales of Zejula™ starting Jan 2021
- $60MM cash payment under amendment announced in October 2020
- Additional $75MM in dostarlimab regulatory milestones anticipated in upcoming 18 months

Legend:
- Dostarlimab (anti-PD-1 Antagonist) — blue: GARNET, RUBY, FIRST, MOONSTONE, OPAL, JASPER, PERLA, ATOMICC, STAR, Rectal, Sarcoma, HNSCC
- Dostarlimab + Cobolimab (anti-TIM-3 Antagonist) — orange: COSTAR, Liver, Melanoma, AMBER
- Dostarlimab + TSR-033 (anti-LAG-3 Antagonist) — green: CITRINO

AnaptysBio

Proprietary Technology Platform

Somatic Hypermutation (SHM) Platform

Proprietary Platform Incorporates in vitro SHM and Iterative Antibody Evolution

In Vitro SHM


AID
HEAVY
LIGHT
AID
HEAVY
LIGHT

Iterative Antibody Evolution


Starting Library
Selection
AID-Induced SHM
Selection
AID-Induced SHM
Optimized Antibody

In vitro SHM permits access to biological targets that have been difficult to address with prior antibody technologies

Somatic Hypermutation (SHM) Platform

Advantages Over Competing Antibody Technologies

- Unprecedented antibody diversity through SHM
  - *In situ* antibody diversity generation outside of the constraints of an *in vivo* environment
- High potency & functional activity
  - Only small doses may be required to convey therapeutic effect *in vivo*
- Reliable manufacturability
  - Increased probability of successful clinical and commercial manufacturing
- Speed: ~2.5 years from novel target to IND (or equivalent) filing
  - Enables rapid development of potentially first-in-class therapeutic antibodies to emerging target biology

7 AnaptysBio-generated antibodies have advanced to clinical development since 2016

Summary

Anticipated Wholly-Owned Clinical Catalysts

Program	Clinical Catalyst	Timing
Imsidolimab (ANB019, anti-IL-36R)	GALLOP: GPP Phase 2 Trial	Medical conference presentation anticipated in 2021
	GPP Phase 3 Trial	Initiation anticipated in mid-2021
	POPLAR: PPP Phase 2 Trial	Top-line data anticipated in Q1 2021
	EMERGE: EGFRi/MEKi Mediated Skin Toxicity Phase 2 Trial	Interim top-line data anticipated end 2021
	INSPIRE: Ichthyosis Phase 2 Trial	Top-line data anticipated in 2022
	HARP: Hidradenitis Suppurativa Phase 2 Trial	Initiation anticipated in Q2 2021
	ACORN: Acne Phase 2 Trial	Initiation anticipated in Q2 2021
ANB030 (anti-PD-1 Agonist)	Healthy Volunteer Phase 1 Trial	Top-line data anticipated in mid-2021
	Alopecia Areata Phase 2 Trial	Anticipate initiation in H2 2021
	Vitiligo Phase 2 Trial	Anticipate initiation in H2 2021
ANB032 (anti-BTLA Modulator)	IND Equivalent Filing	Anticipated Q1 2021

AnaptysBio: Clinical-Stage Novel Antibody R&D Engine

Advancing First-In-Class Immunology Therapeutics to Patients

Wholly-Owned Clinical Catalysts	Multiple imsidolimab Phase 2 readouts anticipated in 2021, in addition to advancement of imsidolimab into Phase 3 GPP registration trial
Dermatology Breadth	8 immuno-dermatology clinical indications under Phase 2/3 development during 2021
Pipeline Expansion	Deep preclinical pipeline focused on first-in-class inflammation and immuno-oncology mechanisms with a goal of advancing 1 new program to IND or equivalent each year
Validated Platform	Rapid antibody R&D engine has advanced 7 internally-generated antibodies to clinical development since 2016
Accelerating Partnership Revenues	Approximately $160MM in partnership revenues to date, additional $75MM in milestones anticipated in upcoming 18 months, anticipate royalties on dostarlimab and Zejula™ (niraparib) starting 2021
Capital Efficient Business Model	Cash and existing partnerships anticipated to extend runway into 2023, ~$410MM in cash (end 2020) with projected 2021 net burn less than $100MM

AnaptysBio